UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10240 Sorrento Valley Road, Suite 300 San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 731-8389

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATYR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

aTyr Pharma, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K furnished by the Company to the Securities and Exchange Commission (the “SEC”) on August 7, 2025 (the “Original Report”). The text of the Original Report correctly identified that it was being furnished under Item 2.02 (Results of Operations and Financial Condition) and under Item 9.01 (Financial Statements and Exhibits). However, due to administrative error, the submission header coding of the Original Report was incorrectly tagged on the SEC’s EDGAR system as Item 2.06 (Material Impairments) and Item 9.01 (Financial Statements and Exhibits). The sole purpose of this Amendment is to correct the submission header coding and re-furnish the Original Report to be tagged on the SEC’s EDGAR system as Item 2.02 (Results of Operations and Financial Condition) and under Item 9.01 (Financial Statements and Exhibits). No disclosure in the text of the Original Report, which is reproduced below in its entirety, was changed as a result of this Amendment.

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2025, aTyr Pharma, Inc. issued a press release announcing financial results for the quarter ended June 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information under this Item 2.02, including Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ Jill M. Broadfoot
Jill M. Broadfoot
Chief Financial Officer

Date: August 7, 2025